UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) December 16, 2004

        Carnival Corporation                            Carnival plc
      (Exact name of registrant                   (Exact name of registrant
     as specified in its charter)                as specified in its charter)

          Republic of Panama                          England and Wales
     (State or other jurisdiction               (State or other jurisdiction
           of incorporation)                          of incorporation)

               1-9610                                      1-15136
       (Commission File Number)                   (Commission File Number)

              59-1562976                                     None
            (IRS Employer                               (IRS Employer
          Identification No.)                         Identification No.)

        3655 N.W. 87th Avenue                Carnival House, 5 Gainsford Street,
     Miami, Florida  33178-2428                London SE1 2NE, United Kingdom
  (Address of principal executive             (Address of principal executive
              offices)                                    offices)
             (Zip Code)                                  (Zip Code)

          (305) 599-2600                             011 44 20 7940 5381
  (Registrant's telephone number,             (Registrant's telephone number,
         including area code)                      including area code)

              None                                         None
  (Former name or former address,             (Former name or former address,
   if changed since last report)               if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

      On December 16, 2004 Carnival Corporation & plc issued a press release entitled "Carnival Corporation & plc Reports Fourth Quarter And Full Year Earnings." A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of either Carnival Corporation or Carnival plc, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits

            Exhibit 99.1 Press release, dated December 16, 2004 (furnished pursuant to Item 2.02).

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION                       CARNIVAL PLC


By: /s/ Gerald R. Cahill                   By: /s/ Gerald R. Cahill
    --------------------                       --------------------
Name:  Gerald R. Cahill                    Name:  Gerald R. Cahill
Title: Executive Vice President            Title: Executive Vice President
and Chief Financial and                    and Chief Financial and
Accounting Officer                         Accounting Officer

Date: December 16, 2004                    Date: December 16, 2004